SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934.
        Date of Report (Date of earliest event reported) April 26, 1996
                     Ziegler Mortgage Securities, Inc., II
            (Exact name of registrant as specified in its charter)
        Wisconsin                 33-92454               39-1539696
(State or other juris-           (Commission         (IRS Employer
diction of incorporation)       File Number)         Identification No.)
215 North Main Street, West Bend, Wisconsin                   53095
(Address of principal executive offices)                    (Zip Code)
Registrant's telephone number, including area code (414) 334-5521
                                Not Applicable
         (Former name or former address, if changed since last report)
                        Index to Exhibits is on page 4
Item 5.      Other Information
             (a) Series 81 Terms Agreement. The Registrant has entered into a Terms Agreement with B.C. Ziegler and Company in connection with the offering of its Mortgage Certificate-Backed Bonds, Series 81, Due May 15,
2028 (the "Series 81 Bonds") registered with the Securities and Exchange Commission on Form S-3. The Terms Agreement is an appendix to the Underwriting Agreement, dated as of May 13, 1988, between the Registrant and B.C. Ziegler and Company and is filed herewith as Exhibit (1.1).
             (b) Eighty-First Supplemental Indenture. The Registrant has entered into a Eighty-First Supplemental Indenture with the Trustee, in connection with the offering of the Series 81 Bonds in the form filed herewith as Exhibit (4.1).
Item 7.      Information and Exhibits
             (c)   Exhibits
             (1.1) Terms Agreement (Series 81) dated as of April 26, 1996 between Ziegler Mortgage Securities, Inc., II and
                   B. C. Ziegler and Company.
             (4.1) Eighty-First Supplemental Indenture, dated as of April 1,
                   1996 between Ziegler Mortgage Securities, Inc., II and M&I First National Bank, West Bend, Wisconsin.

                                  SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
             Dated:  April 26, 1996.
                                      Ziegler Mortgage Securities,
                                      Inc., II (Registrant)
                                      By: /s/ Eugene H. Rudnicki
                                          Eugene H. Rudnicki, President

                                 Exhibit Index
Exhibit                                                                   Page
(1.1)        Terms Agreement (Series 81) dated as of April 26, 1996
             between Ziegler Mortgage Securities, Inc., II and
             B. C. Ziegler and Company.                                      5
(4.1)        Eighty-First Supplemental Indenture, dated as of
             April 1, 1996 between Ziegler Mortgage Securities,
             Inc., II and M&I First National Bank, West Bend,
             Wisconsin.                                                      7

                       MORTGAGE CERTIFICATE-BACKED BONDS
                                      OF
                     ZIEGLER MORTGAGE SECURITIES, INC. II
                                TERMS AGREEMENT
                             Dated:  April 9, 1996
To:   Ziegler Mortgage Securities, Inc. II
Re:   Underwriting Agreement dated May 13, 1988 (the "Agreement")
Series Designation:  Series 81
Terms of the Bonds and Underwriting Compensation:

                        Original
       Stated           Principal          Interest             Price
      Maturity           Amount              Rate            Public (1)

    May 15, 2028       $3,237,000            7.00%           $3,237,000

(1)   Plus accrued interest from April 1, 1996.
Collateral: The Mortgage Certificates as described in Exhibit A hereto. Interest Payment Dates: May and November, commencing November 1, 1996. Purchase Price: The purchase price payable by the Underwriter for the Bonds covered by this Agreement will be 97% of the principal amount to be issued, plus accrued interest to but not including the Closing Date (the "Purchase Price").
Closing Date and Location: April 26, 1996 ("Closing Date") - Offices of M&I First National Bank, West Bend, Wisconsin.
             The annex hereto is incorporated herein by reference and made a part hereof.
                                      B. C. ZIEGLER AND COMPANY
                                      By:/s/ Peter D. Ziegler
                                         President
Accepted:
ZIEGLER MORTGAGE SECURITIES, INC. II
By:   Eugene H. Rudnicki
      President

                                   EXHIBIT A
                                THE COLLATERAL
                             MORTGAGE CERTIFICATES

                                                               Outstanding
                                                                Principal
                                                 Original        Amount
              Pool      Maturity     Interest    Principal        as of
Guarantor      No.        Date         Rate       Amount        04/01/96
  GNMA      #347054     05/15/28       7.25%   $3,301,000.00  $3,237,625.65

                 ZIEGLER MORTGAGE SECURITIES, INC. II, Issuer
                                      and
                       M&I FIRST NATIONAL BANK, Trustee
                EIGHTY-FIRST SUPPLEMENTAL INDENTURE Dated as of
                                 April 1, 1996
                                      to
                                   INDENTURE
                          Dated as of January 1, 1986
                     CREATING $3,237,000 PRINCIPAL AMOUNT
                 MORTGAGE CERTIFICATE-BACKED BONDS, Series 81
             EIGHTY-FIRST SUPPLEMENTAL INDENTURE, dated as of April 1, 1996 between ZIEGLER MORTGAGE SECURITIES, INC. II, a Wisconsin corporation (together with its successors as provided in the Indenture referred to below, the "Issuer"), and M&I FIRST NATIONAL BANK, a national banking association with its principal office located at West Bend, Wisconsin (together with its successors as provided in the Indenture referred to below, the "Trustee"), as Trustee under an Indenture dated as of January 1, 1986, (as amended, the "Indenture").
                             PRELIMINARY STATEMENT
             Section 10.01 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture to authorize a Series of Bonds, and to specify certain terms of each Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds with an aggregate principal amount of $3,237,000, to be known as the 7.00% Mortgage Certificate-Backed Bonds, Series 81 (the "Series 81 Bonds"), and the Issuer and the Trustee are executing and delivering this Eighty-First Supplemental Indenture in order to provide for the Series 81 Bonds. Under no circumstances may the weighted annual interest on the Mortgage Certificates described in Schedule A of this Supplemental Indenture be less than three one-hundredths of one percent
(3/100 of 1%) above the annual interest payable on the Series 81 Bonds.
                               GRANTING CLAUSES
             The Issuer hereby Grants to the Trustee, in trust as provided in the Indenture, for the exclusive benefit of the Holders of the Series 81 Bonds, all of the Issuer's right, title and interest in and to (a) the Mortgage Certificates described in Schedule A to this Eighty-First Supplemental Indenture which the Issuer is delivering to the Trustee herewith, (b) the Principal and Interest Payment Account for the Series 81 Bonds, (c) the Redemption Fund for the Series 81 Bonds, (d) the Interest Reserve Fund for the Series 81 Bonds and (e) all proceeds, of every kind and nature whatsoever, including, without limitation, proceeds of proceeds, and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property, to secure the Series 81 Bonds equally and ratably without prejudice, priority or distinction between any Series 81
Bonds and any other Series 81 Bonds by reason of difference in time of issuance or otherwise, and to secure the payment of the principal of, and interest on, the Series 81 Bonds in accordance with their terms, all of the sums payable under the Indenture or this Eighty-First Supplemental Indenture with respect to the Series 81 Bonds and compliance with the provisions of the Indenture and this Eighty-First Supplemental Indenture with respect to the Series 81 Bonds all as provided in the Indenture and this Eighty-First Supplemental Indenture.
Section 1.   Terms Defined in the Indenture.
             All terms used in this Eighty-First Supplemental Indenture which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined in this Eighty-First Supplemental Indenture or the context clearly requires otherwise.
Section 2.   Designation.
             The Series 81 Bonds shall be designated as the 7.00% Mortgage Certificate-Backed Bonds, Series 81.
Section 3.   Form of Series 81 Bonds.
                                [FORM OF BOND]
                            [FORM OF FACE OF BOND]
$                                                        No.
                     ZIEGLER MORTGAGE SECURITIES, INC. II
               7.00% MORTGAGE CERTIFICATE-BACKED BOND, Series 81

      Issue                            First            Interest
      Date                           Interest            Payable
       of              Due            Payment            on the
     Series:          Date:            Date:           1st Day of:     CUSIP
  April 1, 1996   May 15, 2028   November 1, 1996   May and November

             Ziegler Mortgage Securities, Inc. II, a corporation duly organized and existing under the laws of the State of Wisconsin (herein referred to as the "Issuer"), for value received, hereby promises to pay to or registered assigns, the principal sum of
                Dollars on or prior to the date set forth above, and to pay interest on the unpaid portion of said principal sum from the date hereof, through the last day of the calendar month immediately preceding the date on which such principal sum becomes due and payable, on the 1st day of the months set forth above in each year, at the rate per annum specified in the title of this Bond. The first such payment of interest will be made on the first interest payment date set forth above. Except as hereinbefore otherwise provided with respect to the interest payable on the date the principal of this Bond becomes due and payable, interest on this Bond shall be payable on each Semiannual Payment Date through the end of the six calendar month period ending in the second calendar month immediately preceding the Semiannual Payment Date. The interest so payable on any Semiannual Payment Date, and any prepayment of principal that may be required on any monthly Redemption Date, will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered on the Regular Record Date for such Semiannual Payment Date or Redemption Date, which shall be the close of business on the last day of the second calendar month preceding that in which such Semiannual Payment Date or Redemption Date occurs (whether or not a Business Day). Any such principal or interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on the Regular Record Date, and may be paid to the Person in whose name this
Bond (or one or more Predecessor Bonds) is registered on a Special Record Date, for the payment of such defaulted principal and interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
             The principal of and interest on this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment for public and private debts, at the office or agency of the Issuer designated for such purpose in the United States of America; provided that interest may be paid, at the option of the Issuer, by check mailed to the Person entitled thereto at his address as it appears on the Bond Register.
             Reference is made to the further provisions of this Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.
             Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
             The Issue Date of the Series of Bonds designated herein is the date set forth above.
             IN WITNESS WHEREOF, Ziegler Mortgage Securities, Inc. II, has caused this instrument to be signed, manually or in facsimile, by its President or a Vice President and by its Secretary or an Assistant Secretary and a facsimile of its corporate seal to be imprinted hereon.
             Dated:                        , 19
                                      ZIEGLER MORTGAGE SECURITIES, INC. II
[SEAL]
                                      By
Attest:
Secretary
               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
             This is one of the series of Bonds referred to in the within-mentioned Indenture.
                                      M&I FIRST NATIONAL BANK
                                      West Bend, Wisconsin,
                                      Trustee
                                      By
                                        Authorized Officer
                           [FORM OF REVERSE OF BOND]
                       MORTGAGE CERTIFICATE-BACKED BOND
             This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Mortgage Certificate-Backed Bonds (herein called the "Bonds"), issued and to be issued in one or more Series, and is part of a Series of Bonds designated on the face hereof (herein called the "Bonds of this Series"), all issued and to be issued under an Indenture dated as of January 1, 1986 (as amended, herein called the "Indenture"), between the Issuer and M&I First National Bank, West Bend, Wisconsin (the "Trustee"), which term includes any successor Trustee under the Indenture, to which Indenture and all indentures supplemental thereto (including the indenture supplemental thereto which authorized the Bonds of this Series) reference is hereby made for a statement of the respective rights thereunder of the
Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
             As provided in the Indenture, the Bonds are issuable in Series which may vary as in the Indenture provided or permitted. All Bonds of each Series are equally and ratably secured to the extent provided by the supplemental indenture authorizing such Series. This Bond is one of the Series specified in its title.
             On each Redemption Date commencing with the second calendar month following the Issue Date of the Series of Bonds designated on the face hereof, the Issuer will redeem at a redemption price equal to 100% of the unpaid principal amount thereof (hereinafter referred to as the "Redemption Price") (plus interest accrued and unpaid on the Bonds of this Series to be redeemed, if any, to but not including the Redemption Date) Bonds of this Series presented for redemption in the order of priority described below but only to the extent funds are available to pay the Redemption Price therefor in the Redemption Fund for that Series, determined as of the last day of the calendar month preceding that in which such redemption will occur. Subject to this limitation, on each Redemption Date (i) first, Bonds presented by the personal representative, surviving joint tenant or tenant by the entirety of deceased Holders will be redeemed in the order of their receipt by the
Trustee but not exceeding $10,000 principal amount of Bonds for any one deceased Holder, (ii) then, Bonds presented by other Holders will be redeemed in the order of their receipt by the Trustee but not exceeding $10,000 principal amount of Bonds from any one Holder, (iii) then, Bonds presented on behalf of deceased Holders in excess of $10,000 principal amount limitations will be redeemed in order of receipt by the Trustee and (iv) if funds remain available in the Redemption Fund, Bonds presented by Holders other than deceased Holders in excess of the $10,000 principal amount limitations will be redeemed.
             Bonds may be presented for redemption by delivery to the Trustee of: (i) the Bonds to be redeemed, (ii) a written request for redemption in form satisfactory to the Trustee and signed by the Holder or duly authorized representative (with appropriate evidence of authority) and (iii) in the case of a request on behalf of a deceased Holder, appropriate evidence of death and authority and any requisite tax waivers. Only Bonds presented for redemption prior to the last day of the second month preceding that in which a Redemption Date occurs, whether on behalf of a deceased Holder or otherwise, will be eligible for redemption on such Redemption Date.  All
Bonds presented for redemption will be held by the Trustee until the Issuer is able to redeem them, unless withdrawn by written request actually received by the Trustee by the last day of the second month preceding that in which they would otherwise have been redeemed. The Trustee may establish such procedure it may deem fair and equitable in order to determine the order of receipt of Bonds.
             On each Redemption Date commencing with the thirteenth calendar month following the Issue Date of the Series of Bonds designated on the face hereof (or commencing on the first Redemption Date prior thereto which immediately follows the last day of a calendar month on which the aggregate amount on deposit in the Redemption Fund is not less than $100,000) the
Issuer shall redeem all or any part of the Outstanding Bonds of this Series at the Redemption Price (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date) to the extent funds are available to pay the Redemption Price therefor in the Redemption Fund as of the last day of the calendar month preceding that in which such Redemption Date occurs and not used for the redemptions at the option of Bondholders described above.
The Trustee shall select the Bonds to be redeemed by lot as provided in the Indenture, and notice of such redemption shall be given to Holders of Bonds to be redeemed as provided in the Indenture.
             In addition, the Issuer, at its option, may redeem all, but not less than all, of the Outstanding Bonds of this Series on any Redemption Date after the third anniversary of the Issue Date of the Series of Bonds designated on the face hereof, or at any time that the aggregate principal amount of the outstanding Series of Bonds designated on the face hereof is less than 10% of the aggregate principal amount of the Bonds of such Series originally issued, at the Redemption Price (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date).
             If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Bonds, or of all the Bonds of any Series, may become or be declared due and payable in the manner and with the effect provided in the Indenture.
             As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency of the Issuer in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
             Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
             The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal amount of Bonds at the time Outstanding (as defined in the Indenture), in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, and of Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, such Series are to be affected, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.
             The term "Issuer" as used in this Bond includes any successor under the Indenture.
             The Bonds are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate principal amount of Bonds of the same Series of a different authorized denomination, as requested by the Holder surrendering same.
             No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
                            REQUEST FOR REDEMPTION
             The undersigned Holder, or legal representative of the Holder, hereby presents the within Bond of Ziegler Mortgage Securities Inc. II, for redemption on the next Redemption Date upon which such Bond would be eligible for redemption in accordance with, and subject to, the terms and conditions of the within Bond and the Indenture.
             Dated:                    , 19    .
                                      Notice:  The signature to this
                                      presentment must correspond with the
                                      name as written upon the face of this
                                      Bond in every particular without
                                      alteration or any change whatsoever,
                                      except with respect to redemptions of
                                      Deceased Holder Bonds.
Section 4.   Aggregate Principal Amount.
             The aggregate principal amount of Series 81 Bonds that may be authenticated and delivered under the Indenture and this Eighty-First Supplemental Indenture is limited to $2,640,000, except for Bonds authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Series 81 Bonds; pursuant to Sections 3.04, 3.05,
3.06. 10.06 or 12.04 of the Indenture.
Section 5.   Interest Rate.
             The Series 81 Bonds shall bear interest at the rate of 7.00% per annum.
Section 6.   Semiannual Payment Dates.
             With respect to the Series 81 Bonds, the term Semiannual Payment Dates shall mean May and November 1.
Section 7.   Redemption Dates.
             The first Redemption Date on which the Issuer shall be required to redeem Series 81 Bonds at the request of the Holders thereof shall be June 1, 1996, and the first Redemption Date on which the Issuer shall be required to redeem Series 81 Bonds irrespective of requests of the Holders thereof and irrespective of the amount on deposit in the Redemption Fund for the Series
81 Bonds shall be May 1, 1997. The first Redemption Date on which the Issuer may at its option redeem all, but not less than all, of the outstanding
Series 81 Bonds shall be May 1, 1999, except that if at any time the aggregate principal amount of the outstanding Series 81 Bonds is less than $323,700, then, the Issuer may redeem all, but not less than all, of the outstanding Series 81 Bonds.
Section 8.   Stated Maturity.
             The Stated Maturity of the Series 81 Bonds shall be May 15, 2028.
Section 9.   Interest Reserve Fund.
             For purposes of determining the amount required to be deposited in the Interest Reserve Fund for the Series 81 Bonds, the applicable percentage to be deducted pursuant to clause (ii) of Section 4.02(b) of the Indenture shall be 2-1/2% rather than 3% as therein specified.
Section 10.  Ratification of Indenture.
             As supplemented and amended by this Eighty-First Supplemental Indenture, the Indenture as previously amended is in all respects ratified and confirmed and the Indenture as previously amended and as so supplemented by this Eighty-First Supplemental Indenture shall be read, taken and construed as one and the same instrument.
Section 11.  Counterparts.
             This Eighty-First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
             IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Eighty-First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals duly attested to be hereunto affixed all as of the day and year first above written.
                                      ZIEGLER MORTGAGE SECURITIES INC. II
[SEAL]
                                      By /s/ Eugene H. Rudnicki
                                         President
Attest:
/s/ Lynn R. Van Horn
Secretary
                                      M&I FIRST NATIONAL BANK
                                      West Bend, Wisconsin
                                      as Trustee
[SEAL]
                                      By/s/ R. T. Stephenson
                                        Title: Executive Vice Presient
ATTEST:
/s/ M. F. Hron
Title:  Vice President
                                   EXHIBIT A
                                THE COLLATERAL
                             MORTGAGE CERTIFICATES

                                                               Outstanding
                                                                Principal
                                                 Original        Amount
              Pool      Maturity     Interest    Principal        as of
Guarantor      No.        Date         Rate       Amount        04/01/96
GNMA         #347054     05/15/28      7.25%    $3,301,000.00 $3,237,625.65